Exhibit 99.1

Contact: Tim Borst
Assistant Vice President
Investor Relations &
Corporate Development
319-247-6280
tborst@unitedfiregroup.com

AM Best downgrades credit ratings of United Fire Group, Inc. and its property/casualty subsidiaries to A- (Excellent) with stable outlook
CEDAR RAPIDS, IOWA – August 18, 2023 - Today, AM Best announced downgrades of the credit ratings of United Fire Group, Inc. ("UFG") and its property/casualty subsidiaries. Specifically, the Financial Strength Rating was downgraded to A- (Excellent) from A (Excellent), and the Long-Term Issuer Credit Ratings ("ICR") of the property/casualty subsidiaries of UFG to “a-” (Excellent) from “a” (Excellent). Concurrently, AM Best has downgraded the Long-Term ICR to “bbb-” (Good) from “bbb” (Good) of UFG. The outlook of these ratings was revised to stable.
See the AM Best press release at news.ambest.com for full commentary.
“While we are disappointed with this outcome, we acknowledge that recent years’ financial results have not met our high standards as a company,” said Kevin Leidwinger, President and Chief Executive Officer of UFG Insurance. “We are fully committed to achieving the level of performance and recognition commensurate with an “A” rating and will continue to take steps to accelerate our path to long-term profitability.
“Since taking over leadership of UFG last August, we have made significant progress in reshaping our company for the future. We have re-engaged our distribution partners and restored responsible growth in our core commercial business; delivered diversified growth in surety, specialty, and assumed reinsurance; evolved the underwriting organization to deepen our expertise and better serve the distinct needs of small business and middle market customers; reduced our catastrophe footprint with a broad range of actions underway to optimize our catastrophe exposure across the portfolio; and introduced greater actuarial rigor across the organization. In addition, we have acted to sustainably reduce our expense ratio while funding critical investments in technology, analytics, and talent.
“We believe our actions will soon begin to show progress in delivering a superior level of financial and operational performance that our valued agents, employees, policyholders and shareholders expect and deserve from us.”
“At UFG, we take great pride in our history as a strong and stable insurance company,” said Jim Noyce, Chairman of the UFG Board of Directors. “AM Best ratings are an important and respected measure in the insurance industry. The UFG Board of Directors has the utmost confidence that Kevin and his team are executing on the strategies that will deliver profitable growth.”
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About UFG
Founded in 1946 as United Fire & Casualty Company, United Fire Group, Inc. (UFG, Nasdaq: UFCS), through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance. Through our subsidiaries, we are licensed as a property and casualty insurer in 50 states, plus the District of Columbia, and we are represented by approximately 1,000 independent agencies. AM Best Company assigns a rating of “A-” (Excellent) for members of the United Fire & Casualty Group. For more information about UFG, visit www.ufginsurance.com.

Exhibit 99.1
Disclosure of Forward-Looking Statements
This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "remain(s) optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the Securities and Exchange Commission ("SEC") on March 1, 2023. The risks identified in our Annual Report on Form 10-K/A and in our other SEC filings are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.